SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2005

Delta Oil & Gas, Inc.
---------------------------
(Exact name of registrant as specified in its charter)

Colorado                                                                                                  333-82636          91-2102350
(State or other                                                               (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                                                                                             Identification Number)

1122 6th Avenue
Seattle, Washington                             98109
(Address of principal executive offices)                                                                           (Zip Code)

Registrant’s telephone number, including area code (604) 506-4243

_____________________________                                                         _______________
(Former name or former address,                                                                                                     (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On February 1, 2005, we completed an offering of 1,200,000 Units at $1.00 per Unit to a total of three (3) investors.  Each Unit consists of one (1) share of common stock, par value $0.001, and one (1) Warrant (the “Warrant”) to purchase one (1) share of common stock, exercisable for five (5) years from the closing of the offering.  The exercise price for the Warrant is priced at $1.50.  The total amount we received from this offering was $1,200,000.  Assuming that all of the warrants are exercised by the investors, the gross proceeds received from the warrants will equal $1,800,000.

We completed the offering pursuant to Regulation S of the Securities Act.  Each purchaser represented to us that he was a non-US person as defined in Regulation S.  We did not engage in a distribution of this offering in the United States.  Each purchaser represented his intention to acquire the securities for investment only and not with a view toward distribution.  We requested our stock transfer agent to affix appropriate legends to the stock certificate issued to each purchaser in accordance with Regulation S and the transfer agent affixed the appropriate legends.  Each investor was given adequate access to sufficient information about us to make an informed investment decision.  None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved.  No registration rights were granted to any of the purchasers.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

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SECTION 8 - OTHER EVENTS

            None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delta Oil & Gas, Inc.

/s/ Douglas Bolen
Douglas Bolen
Chief Executive Officer, Chief Financial Officer, and Director

Date: February 4, 2005

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